                                                                Exhibit 99.2

     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS NOTE FOR ALL PURPOSES.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                                  IBASIS, INC.

                      6 3/4% CONVERTIBLE SUBORDINATED NOTE

                                    DUE 2009

     No. 1                                                      U.S. $37,285,000

     CUSIP NO. 450732AC6

     IBASIS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO., the principal sum of Thirty-Seven Million Two Hundred Eighty-five Thousand United States Dollars (U.S. $37,285,000) (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other outstanding Notes under the Indenture, shall not exceed U.S. $37,285,000 in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture) on June 18, 2009 and to pay interest thereon, from June 18, 2004, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year (each, an "Interest Payment Date"), commencing December 15, 2004, at the rate of 6.75% per annum, until the principal hereof is due, and at the rate of 8.75% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the record date with respect to any Interest Payment Date, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder and may either be paid to the Person in whose name this Note (or one or more Predecessor Note) is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed in accordance with the Indenture or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Notes may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Note at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, by United States Dollar check drawn on, or transfer to, a United States Dollar account. Payments of interest on this Note may be made by United States Dollar check, drawn on a United States Dollar Account, mailed to the address of the Person entitled thereto as such address shall appear in the Note Registry, or, upon written application by the Noteholder to the Trustee setting forth wire instructions not later than two days prior to the applicable record date, by transfer to a United States Dollar account; provided, however, that transfers to United States Dollar accounts will be made only to

Noteholders of an aggregate principal amount of Notes in excess of $2,000,000; provided, further that any payment to the Depositary or its nominee shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

     Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an authenticating agent by the manual signature of one of their respective authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered under its corporate seal.


                                IBASIS, INC.



                                By: /s/ Richard Tennant
                                    --------------------------------------------
                                        Name:  Richard Tennant
                                        Title: Vice President, Finance and Chief
                                               Financial Officer


                                By: /s/ Gordon J. VanderBrug
                                    --------------------------------------------
                                        Name:  Gordon J. VanderBrug
                                        Title: Executive Vice President
Attest:


By: /s/ Jonathan D. Draluck
    --------------------------------------
Name:  Jonathan D. Draluck
Title: Vice President of Business Affairs and General Counsel


                    (Trustee's Certificate of Authentication)

     This is one of the 6 3/4% Convertible Subordinated Notes due 2009 referred to in the within-mentioned Indenture.

                                THE BANK OF NEW YORK, as Trustee


                                By: /s/ Geovanni Barris
                                    --------------------------------------------
                                        Authorized Signatory

Signature Page to 6 3/4% Convertible Subordinated Note

                                 REVERSE OF NOTE

                                  IBASIS, INC.

                      6 3/4% CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2009

     This Note is one of a duly authorized issue of securities of the Company designated as its "6 3/4% Convertible Subordinated Notes due 2009" (herein called the "Notes"), limited in aggregate principal amount to U.S. $37,285,000, issued and to be issued under an Indenture, dated as of June 18, 2004 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of senior indebtedness and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of any authorized denominations as requested by the holder surrendering the same upon surrender of the Note or Notes to be exchanged, initially, at the Corporate Trust Office of the Trustee. The Trustee upon such surrender by the holder will issue the new Notes in the requested denominations.

     No sinking fund is provided for the Notes.

     The Notes are subject to Provisional Redemption by the Company, in whole or in part, at any time on or after June 18, 2005, upon notice as set forth in
Section 3.2 of the Indenture, at a redemption price equal to $1,000 per Note to be redeemed plus accrued and unpaid interest, if any, to the Provisional Redemption Date if the closing price of the Common Stock shall have exceeded 150% of the Conversion Price then in effect for at least 20 Trading Days in any consecutive 30-Trading Day period ending on the Trading Day prior to the Notice Date.

     The Notes are also subject to redemption at the option of the Company at any time on or after June 18, 2007, in whole or in part, upon not less than 20 nor more than 60 days' notice to the holders prior to the date fixed for redemption at the following optional redemption prices (expressed as percentages of the principal amount) for the twelve-month period beginning on June 18 of the following years:

                    YEAR          REDEMPTION PRICE
                    2007          102%

                    2008          101%

together, in each case, with accrued and unpaid interest to (but excluding) the date fixed for redemption; provided, however, that interest installments on Notes will be payable to the holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.

     None of the Company, the Trustee, the Note registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding any selection of Notes to be redeemed or (b) any Notes called for redemption or, if a portion of any Note is selected or called for redemption, such portion thereof selected or called for redemption or (c) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion or
(d) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in connection with a Repurchase Event.

     In any case where the due date for the payment of the principal of, premium, if any, or interest on any Note or the last day on which a holder of a Note has a right to convert his Note shall not be a Business Day, then payment of principal, premium, if any, interest or delivery for conversion of such Note need not be made on or by such date at such place but may be made on or by the next succeeding Business Day, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

     Subject to and upon compliance with the provisions of the Indenture, the holder of this Note is entitled, at his option, at any time following the original issue date of the Notes and on or before the close of business on the Business Day immediately preceding June 18, 2009, or in case this Note or a portion hereof is called for redemption or the holder hereof has exercised his right to require the Company to repurchase this Note or such portion hereof, then in respect of this Note until but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on Business Day immediately preceding the any optional redemption date or Provisional Redemption Date or the date fixed for repurchase, as the case may be, to convert this Note (or any portion of the principal amount hereof that is an integral multiple of U.S.$1,000, provided that the unconverted portion of such principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Price of $1.85 per share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture, including pursuant to Section 15.5 of the Indenture) by surrender of this Note, duly endorsed and, in case such surrender shall be made during the period from the close of business on any record date next preceding any interest payment date to the opening of business on such Interest Payment Date (except if this Note or portion thereof has been called for redemption on a Provisional Redemption Date or optional redemption date or is repurchasable on a date fixed for repurchase), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the principal amount of this Note then being converted, and also the conversion notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each, a "Conversion Agent"), provided, however, that if this Note or portion hereof has been called for redemption on a Provisional Redemption Date or optional redemption date or is repurchasable on a repurchase rate, then the holder of this Note on such record date will be entitled to receive the interest accruing hereon from the interest payment date next preceding the date of such conversion to such succeeding interest payment date and the holder of this Note who converts this Note or a portion hereof during such period shall not be required to pay such interest upon surrender of this Note for conversion. Subject to the provisions of the preceding sentence, no cash payment or adjustment is to be made on conversion for interest accrued hereon from the interest payment date next preceding the day of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Note is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Note. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of the Common Stock) or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any holders of Notes, so that this Note, if then outstanding, will be convertible thereafter, during the period this Note shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock of the Company into which this Note could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (subject to the provisions of, and as more explicitly set forth in, the Indenture). No adjustment in the Conversion Price will be made until such adjustment would require an increase or decrease of at least one percent of such price, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

     If a Repurchase Event occurs, the holder of this Note, at the holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Note (or any portion of the principal amount hereof that is at least $1,000 or an integral multiple) for cash at a price equal to 105% of the principal amount thereof plus interest accrued to the repurchase date. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. For purposes of this paragraph, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the repurchase date. Whenever in this Note there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Note to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Note shall not be construed as excluding the Repurchase Price so payable in those provisions of this Note when such express mention is not made; provided, however, that, for the purposes of the second succeeding paragraph, such reference shall be deemed to include reference to the Repurchase Price only to the extent the Repurchase Price is payable in cash.

     [The following paragraph shall appear in each Global Security:

     In the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, redemption, repurchase or conversion of this
Note in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of The Depository Trust Company applicable to, and as in effect at the time of, such transaction.]

     [The following paragraph shall appear in each Note that is not a Global
Security:

     In the event of redemption, repurchase or conversion of this Note in part only, a new Note or Notes for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the holder hereof.]

     The indebtedness evidenced by this Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all senior indebtedness of the Company, and this Note is issued subject to such provisions of the Indenture with respect thereto. Each holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

     If an Event of Default shall occur and be continuing, the principal of all the Notes, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and, to the extent permitted by applicable law, overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Notes shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the holders of not less than a majority in principal amount of the Notes at the time outstanding, or (b) by the adoption of a resolution, at a meeting of holders of the Outstanding Notes at which a quorum is present, by the holders of at least 66-2/3% in aggregate principal amount of the Outstanding Notes represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes at the time outstanding, on behalf of the holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or such other Note.

     As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default, the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof, premiums if any, or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Note as provided in the Indenture.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Note as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Note register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar duly executed by, the holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Note registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith, other than as provided in the Indenture.

     Prior to due presentation of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name Note is registered, as the owner thereof for all purposes, whether or not such Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse for the payment of the principal (and premium, if any) or interest on this Note and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of consideration for the issue hereof, expressly waived and released.

     THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF).

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common

     TEN ENT - as tenants by the entireties (Cust)

     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - _________________ Custodian _____________
                         (Minor) under Uniform Gifts to Minors Act _____________
                                                                    (State)
     Additional abbreviations may also be used though not in the above list.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

     (1) Pursuant to Article 16 of the Indenture, the undersigned hereby elects to have this Note repurchased by the Company.

     (2) The undersigned hereby directs the Trustee or the Company to pay to the undersigned an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 105% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided in the Indenture.

                                  Dated:
                                        ---------------------------------

                                  ---------------------------------------

                                  ---------------------------------------
                                  Signature(s)


                                  Signature(s) must be guaranteed by an Eligible
                            Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.


                                  ---------------------------------------
                                  Signature Guaranteed

     Principal amount to be repurchased (at least U.S. $1,000 or an integral multiple thereof $1,000): ________________________________

     Remaining principal amount following such repurchase:
________________________________

     NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                                CONVERSION NOTICE

     The undersigned holder of this Note hereby irrevocably exercises the option to convert this Note, or any portion of the principal amount hereof (which is U.S.$1,000 or an integral multiple of U.S.$1,000 in excess thereof, PROVIDED that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that such shares, together with a check in payment for any fractional share and any Notes representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Notes are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

     Dated:
           ---------------------               ---------------------------------

                                               ---------------------------------
                                               Signature(s)

     If shares or Notes are to be registered in the name of a Person other than the holder, please print such Person's name and address:


     ----------------------------------------
     Name


     ----------------------------------------
     Address


     ----------------------------------------
     Social Security or other Identification
     Number, if any


     ----------------------------------------
     Signature Guaranteed

     If only a portion of the Notes is to be converted, please indicate:

1.   Principal amount to be converted:

          U.S. $ ___________

2. Principal amount and denomination of Notes representing unconverted principal amount to be issued: Amount U.S. $___________ (U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof)

                               FORM OF ASSIGNMENT

     For value received ________________ hereby sell(s), assign(s) and transfer(s) unto ________________ (Please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ____________________ as attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

     Dated:
            --------------  -----------------------------------------

                            -----------------------------------------
                            Signature(s)

                                  Signature(s) must be guaranteed by an Eligible
                            Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.